Filed under Rule 497(k)

Registration No. 811-3738

VALIC COMPANY I

Dividend Value Fund

(the “Fund”)

Supplement to the Prospectus dated October 1, 2012, as supplemented to date

Effective October 18, 2013, a team consisting of Timothy Pettee, Andrew Sheridan and Timothy Campion will serve as portfolio managers of the Fund, replacing Brendan Voege. Accordingly, in the Fund Summary, under Investment Adviser, the portfolio management disclosure pertaining to Mr. Voege is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Timothy Pettee	2013	Lead Portfolio Manager and Chief Investment Officer
Andrew Sheridan	2013	Co-Portfolio Manager and Vice President
Timothy Campion	2013	Co-Portfolio Manager and Vice President

Please retain this supplement for future reference.

Date: October 7, 2013